Exhibit 99.5

Jun-2003	1998-A	Page 1

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1998-A

CC MASTER CREDIT CARD TRUST II

(Formerly Chevy Chase Master Credit Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,415,507,111.34
Beginning of the Month Finance Charge Receivables:	$109,816,710.51
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,525,323,821.85

Removed Principal Receivables:	$9,614,787.06
Removed Finance Charge Receivables:	$190,193.47
Removed Total Receivables:	$9,804,980.53

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,383,218,229.38
End of the Month Finance Charge Receivables:	$108,109,506.51
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,491,327,735.89

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$314,000,000.01
End of the Month Transferor Amount	$2,069,218,229.37
End of the Month Transferor Percentage	86.82%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$53,034,257.01
60-89 Days Delinquent	$39,737,971.08
90+ Days Delinquent	$85,333,676.59

Total 30+ Days Delinquent	$178,105,904.68
Delinquent Percentage	7.15%

Defaulted Accounts During the Month	$15,067,373.43
Annualized Default Percentage	7.49%

Jun-2003	1998-A	Page 2

Principal Collections	$285,133,819.15
Principal Payment Rate	11.80%

Total Payment Rate	12.62%

INVESTED AMOUNTS

Class A Initial Invested Amount	$370,500,000.00
Class B Initial Invested Amount	$57,000,000.00
Class C Initial Invested Amount	$47,500,000.00

INITIAL INVESTED AMOUNT	$475,000,000.00

Class A Invested Amount	$0.00
Class B Invested Amount	$0.00
Class C Invested Amount	$60,000,000.00

INVESTED AMOUNT	$60,000,000.00

Class A Adjusted Invested Amount	$0.00
Class B Adjusted Invested Amount	$0.00
Class C Adjusted Invested Amount	$60,000,000.00

ADJUSTED INVESTED AMOUNT	$60,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	5.47%
PRINCIPAL ALLOCATION PERCENTAGE	24.86%

Class A Principal Allocation Percentage	78.00%
Class B Principal Allocation Percentage	12.00%
Class C Principal Allocation Percentage	10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$70,897,716.28

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1998-A	$1,831,524.33

MONTHLY SERVICING FEE	$120,000.00

INVESTOR DEFAULT AMOUNT	$826,397.36

Jun-2003	1998-A	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	0.00%

Class A Finance Charge Collections	$0.00
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$0.00

Class A Monthly Interest	$0.00
Class A Servicing Fee	$0.00
Class A Investor Default Amount	$0.00

TOTAL CLASS A EXCESS SPREAD	$0.00

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	54.54%

Class B Finance Charge Collections	$1,133,285.79
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$1,133,285.79

Class B Monthly Interest	$91,640.00
Class B Servicing Fee	$45,000.00

TOTAL CLASS B EXCESS SPREAD	$996,645.79
CLASS B INVESTOR DEFAULT AMOUNT	$450,762.20
CLASS B REQUIRED AMOUNT	$450,762.20

CLASS C FLOATING ALLOCATION PERCENTAGE	45.45%

CLASS C MONTHLY SERVICING FEE	$75,000.00

Jun-2003	1998-A	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$1,827,867.28

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$450,762.20

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$481,001.83

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$20,000.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$25,754.40

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$850,348.85

Jun-2003	1998-A	Page 5

EXCESS FINANCE CHARGE COLLECTIONS — GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$2,477,694.54

SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1998-A	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	3.85%
Base Rate (Prior Month)	3.98%
Base Rate (Two Months Ago)	3.58%

THREE MONTH AVERAGE BASE RATE	3.80%

Portfolio Yield (Current Month)	11.03%
Portfolio Yield (Prior Month)	3.51%
Portfolio Yield (Two Months Ago)	5.95%

THREE MONTH AVERAGE PORTFOLIO YIELD	6.83%

Jun-2003	1998-A	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$70,897,716.28

INVESTOR DEFAULT AMOUNT	$826,397.36

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certificates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	$0.00

CLASS A SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION —
Controlled Accumulation Amount	$36,000,000.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$36,000,000.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$35,724,113.64

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$6,000,000.00
Available Cash Collateral Amount	$6,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

Bank One, Delaware, National Association (Formerly First USA Bank, National Association) as Servicer

By:	/s/ MICHAEL J. GRUBB
Michael J. Grubb
First Vice President